                                                                EXHIBIT 10.11


                                AcuBid.com, Inc.

                           1999 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                                AcuBid.com, Inc.

                1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                Table of Contents

                                                                                                        PAGE
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
  1.      Purposes .......................................................................................1

  2.      Definitions ....................................................................................1

  3.      Shares Available under the Plan ................................................................2

  4.      Automatic Grants of Nonqualified Options to Nonemployee
          Directors ......................................................................................3

  5.      Adjustments ....................................................................................4

  6.      Fractional Shares ..............................................................................5

  7.      Administration of the Plan .....................................................................5

  8.      Amendments and Other Matters ...................................................................5

  9.      No Additional Rights ...........................................................................5

  10.     Securities Law Matters .........................................................................6

  11.     Change in Control ..............................................................................6

  12.     Termination of the Plan ........................................................................8

  13.     Effective Date .................................................................................8

  14.     Nontransferability .............................................................................8

                                AcuBid.com, Inc.

                1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         1. Purposes. The purposes of this Plan are to encourage outside Directors of AcuBid.com, Inc. (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

         2.       Definitions. As used in this Plan:

                  "Board" means the Board of Directors of the Corporation.

                  "Change in Control" has the meaning set forth in Section 11.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Committee described in Section 7 of this Plan.

                  "Common Shares" means (i) shares of the Common Stock, $.01 par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 5 of this Plan.

                  "Date of Grant" means the date on which a grant of Nonqualified Options shall become effective as provided in
                  Section 4(a).

                  "Director" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.

                  "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

                  "Effective Date" has the meaning set forth in Section 13.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Market Value" as of a given date means (a) the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (b) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per

                  Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

                  "Nonqualified Option" means an option to purchase shares of Common Stock that is not intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Optionee" means the Director so designated in an agreement evidencing an outstanding Option Right, or the Successor of an Optionee, as the context so requires.

                  "Option Price" means the purchase price payable upon the exercise of an Option Right.

                  "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

                  "Plan" means the AcuBid.com, Inc. 1998 Stock Option Plan for NonEmployee Directors, as the same may be amended from time to time.

                  "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

                  "Successor" of an Optionee means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise a Nonqualified Option by bequest or inheritance or by reason of the death of the Optionee.

                  "Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

                  "Voting Stock" has the meaning set forth in Section 11(a).

         3. Shares Available under the Plan. (a) Subject to Sections 3(b) and 5 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 250,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

                  (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been canceled or terminated shall again be available for the grant of Option Rights under this Plan.

         4.       Automatic Grants of Nonqualified Options to NonEmployee
                  Directors.

                  (a) The following Nonqualified Options shall be granted under this Plan:

                      (i) As of the Effective Date, a Nonqualified Option to purchase 3,000 Common Shares is granted to each person who on such date is an incumbent Director, and a Nonqualified Option to purchase 3,000 Common Shares shall be automatically granted to each such person on of each year thereafter for so long as he continues to serve as a Director.

                      (ii) With respect to each person who first becomes a Director of the Corporation after the Effective Date of this Plan, an option to purchase 3,000 Common Shares shall be automatically granted as of the date such person first becomes a Director, and a Nonqualified Option to purchase

3,000 Common Shares shall be automatically granted to each such person on of each year thereafter for so long as he or she continues to serve as a Director and provided that he or she has served as a Director for at least six months prior thereto.

                  (b) The Option Price per share of each Nonqualified Option shall be the Market Value per Common Share as of the Date of Grant.

                  (c) (i) Subject to subsection (ii) of this Section 4(c) and
Section 11 of this Plan, each Nonqualified Options, until terminated as provided in Section 4(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board. To the extent exercisable, each Nonqualified Option shall be exercisable in whole or in part from time to time.

                      (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Nonqualified Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection
(i) of this Section 4(c), become immediately exercisable in full.

                  (d) Each Nonqualified Option shall terminate on the earliest of the following dates:

                      (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;



                      (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                      (iii) Ten (10) years from the Date of Grant.

                  (e) The Option Price shall be payable (i) in cash or by check acceptable to the Corporation, (ii) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (iii) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

                  (f) Nonqualified Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.

                  (g) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Nonqualified Options, to the extent exercisable after death may be exercised by the Successors of the Optionee. A Nonqualified Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Nonqualified Option will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

               5. Adjustments. The Committee shall make or provide for such adjustments in the number of Common Shares covered by awards made hereunder, the Option Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionee that otherwise would result from
(a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 5.

               6. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

               7. Administration of the Plan. This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Section 4, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to this Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of this Plan.

               8. Amendments and other Matters.

               (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3; provided, further, that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employees Retirement Income Security Act, as amended, or the rules promulgated thereunder. No amendment or termination of this Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.

               (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or (ii) such grant, award, election or amendment disqualified any optionee as a "disinterested person" within the meaning of Rule 16b-3.

               9. No Additional Rights. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Articles of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

               10. Securities Law Matters.

               (a) The Corporation may require any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.



               (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

               (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

               11. Change in Control. Upon a Change in Control (as hereinafter defined), all Nonqualified Options held by an Optionee that would become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control shall, notwithstanding Section 4(c) of this Plan, become immediately exercisable in full, If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of section 4(c) shall be reinstated but without prejudice to any exercise of any Option Right that may have occurred prior to such nullification. For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

               (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

               (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

               (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Shares on the Effective Date) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the

Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

               (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

               (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 11, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

               Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (i) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

               12. Termination of the Plan. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the stockholders of the Corporation.

               13. Effective Date. The effective date of this Plan (the "Effective Date") shall be January 1, 1998, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Delaware law.

               14. Nontransferability. Each Option granted under this Plan shall by its terms be nontransferable by the Optionee except by will or the laws of decent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3, where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                                AcuBid.com, Inc.

                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                       NONQUALIFIED STOCK OPTION AGREEMENT

                  WHEREAS, __________________ (the "Optionee") is a Director (as defined in the AcuBid.com, Inc. 1999 Stock Option Plan for Non-Employee Directors (the "Plan")) of AcuBid.com, Inc., a Delaware corporation (the "Corporation"); and

                  WHEREAS, the execution of an Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors of the Corporation duly adopted on ____________, 1999.

                  NOW, THEREFORE, the Corporation hereby grants to the Optionee a nonqualified option pursuant to the Plan to purchase _____ shares of the Corporation's Common Stock, $0.01 par value per share ("Common Stock"), at the price of $______ per share and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions hereinafter set forth. Unless otherwise defined, capitalized terms used herein shall have the meanings set forth in the Plan.

         1 . This option (until terminated as hereafter provided) shall become exercisable to the extent of 20% of the shares of Common Stock specified above on __________ [insert date of grant/effective date of Plan] and to the extent of an additional 20% of the shares specified above after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board of Directors. To the extent exercisable, the option shall be exercisable in whole or in part from time to time.

                  Notwithstanding the first sentence of this paragraph 1, if the Optionee ceases to be a Director by reason of death or Disability (as defined in Section 5 hereof), the option granted hereby shall become immediately exercisable to the extent such option would have otherwise become exercisable had the Optionee continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability.

                  Upon a Change in Control (as hereinafter defined), the option granted hereby shall, notwithstanding the first sentence of this paragraph 1, become immediately exercisable to the extent the option would have become exercisable with respect to the Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of the first sentence of this paragraph 1 shall be reinstated but without prejudice to any exercise of this option that may have occurred prior to such nullification. For purposes of this Agreement, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement of the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization will constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such Corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization will constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on __________ [insert effective date of plan] has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) of securities representing a majority or more of the combined voting power of the then outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period will be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to clause (a) of this paragraph 1, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, to the extent necessary for the grant of this option, its exercise or the sale of the Common Stock acquired hereunder to be exempt from Section 16(b) of the Exchange Act, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the option granted hereby if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of this option, or (ii) at least six months shall elapse from the Date of Grant of this Option to the date of disposition of the shares of Common Stock acquired upon exercise of this option.

         2. The option price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of shares of Common Stock which have been owned by the Optionee for more than six months prior to the date of exercise and which have a fair market value on the date of exercise equal to the option price, or (c) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         3. This Option shall terminate on the earliest of the following dates:

                  (a) Three months following the effective date of the Optionee's Termination of Service (as defined in Section 5 hereof), if such Termination of Service results other than from Optionee's death or Disability;

                  (b) One year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; and

                  (c) Ten years from the date of this Agreement.

         4. This Agreement shall be subject to all of the terms and conditions of the Plan, which is incorporated herein by reference.

         5. As used in this Agreement:

         "Director" means a member of the Board of Directors of the Corporation who is not an employee of the Corporation. For purposes of this Agreement, an employee is an individual whose wages are subject to the withholding of federal income tax under Sections 3401 and 3402 of the Internal Revenue Code of 1986, as amended from time to time. A Director who becomes an employee (within the meaning of this Section) shall not forfeit the option granted by this Agreement solely by reason of assuming employee status.

         "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this definition.

/////

/////

/////

////
         "Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board of Directors of the Corporation for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

EXECUTED at ______________, California, as of ___________, 1999.

                                      AcuBid.com, Inc.

                                      By:
                                          -------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                             ----------------------------------

ACCEPTED AND AGREED

By:
   -----------------------------
Name:
   -----------------------------
         Optionee